Hercules Offshore
Monthly Rig Fleet Status Report
as of
September 15, 2013

Exhibit 99.1

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	64-66	107	12/31/13	Estimated downtime of 14 days in late September 2013
2	Hercules 150	150’ - ILC, TD	GOM	Arena	76-78	1	09/16/13
				Northstar	89-91	100	12/25/13	ABS 5-year special survey in 2Q14; estimated downtime of 120 days
3	Hercules 173	173’ - MC, TD	GOM	Chevron	64-66	107	12/31/13
4	Hercules 200	200’ - MC, TD	GOM	Petroquest	101-103	12	09/27/13
				Walter Oil & Gas	101-103	150	02/24/14
5	Hercules 201	200’ - MC, TD	GOM	EPL	101-103	1	09/16/13
					106-108	180	03/15/14	ABS 5-year special survey in 1Q14; estimated downtime of 90 days
6	Hercules 202	200’ - MC, TD	GOM	MC Offshore	101-103	43	10/28/13	Estimated downtime of 7 days after current contract expiration. ABS 5-year special survey in 2Q14; estimated downtime 90 days
7	Hercules 203	200’ - MC, TD	GOM	Shipyard			06/30/14	Rig scheduled to arrive at shipyard in early 4Q13 for reactivation
8	Hercules 204	200’ - MC, TD	GOM	Chevron	81-83	107	12/31/13	Contract rate based on prior commitment made in October 2012
9	Hercules 205	200’ - MC, TD	GOM	Enroute			09/27/13	Enroute to South Timbalier to assist with salvage of the Hercules 265
				Shipyard			12/26/13	ABS 5-year special survey; estimated downtime of 90 days
				Black Elk	84-86	22	01/17/14
				Black Elk	101-103	180	07/16/14
10	Hercules 209	200' - MC, TD	GOM	Sandridge	101-103	35	10/20/13
11	Hercules 212	200’ - MC, TD	GOM	W&T Offshore	84-86	1	09/16/13
				Renaissance	86-88	45	10/31/13	Estimated downtime of 7 days after current contract expiration
12	Hercules 213	200’ - MC, TD	GOM	EPL	101-103	19	10/04/13	Estimated downtime of 14 days in late October 2013
					106-108	180	04/02/14
13	Hercules 214	200’ - MC, TD	GOM	Apache	101-103	167	03/01/14
14	Hercules 251	250’ - MS, TD	GOM	Shipyard			10/27/13	ABS 5-year special survey
				Arena	102-104	105	02/09/14	Partial transfer of prior Arena contract on Hercules 265
15	Hercules 253	250’ - MS, TD	GOM	Tana	74-76	2	09/17/13
					96-98	65	11/21/13	Estimated downtime of 10 days after current contract
16	Hercules 263	250’ - MC, TD	GOM	Tana	89-91	29	10/14/13	Estimated downtime of 7 days after current contract
				Walter Oil & Gas	97-99	30	11/20/13
				Tana	97-99	40	12/30/13
				Tana	109-111	180	06/28/14	Contract rate based upon prior commitment made in May 2013
17	Hercules 264	250’ - MC, TD	GOM	Castex	86-88	83	12/07/13
				Shipyard			03/07/14	ABS 5-year special survey; estimated downtime of 90 days
				Castex	116-118	90	06/05/14
					119-121	90	09/03/14

Hercules Offshore
Monthly Rig Fleet Status Report
as of
September 15, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
18	Hercules 265	250’ - MC, TD	GOM	See Comments
Rig is out of service indefinitely as a result of the South Timbalier well control incident. Rig sustained extensive damage and is not actively marketed at this time. Prior contract with operator transferred to other Hercules rigs.

19	Hercules 300	300' - MC, TD	GOM	Arena	96-98	1	09/16/13	On reduced rate while waiting on weather for approximately 10 days
				Shipyard			12/15/13	ABS 5-year special survey; estimated downtime of 90 days
				Arena	96-98	160	05/24/14
					99-101	180	11/20/14
20	Hercules 350	350' - ILC, TD	GOM	Renaissance	134-136	94	12/18/13
				Arena	136-138	90	03/18/14
				Arena	136-138	365	03/18/15
					Average (4)	170	days

21	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
23	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
24	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
25	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
26	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
27	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
28	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
29	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
September 15, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Hercules Resilience	400' - ILC, TD	Singapore	Under Construction			10/07/13
				Shipyard			11/30/13	Additional shipyard time for rig upgrade work
2	Hercules Triumph	400' - ILC, TD	Singapore	Enroute			10/27/13
			India	Cairn	214-216	110	02/14/14	Company to receive mobilization/demobilization fee of $13 million
3	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
4	Hercules 208	200' - MC, TD	Singapore	Shipyard			12/15/13	Prior contract concluded on 09/11/13. ABS 5-year special survey. LOA signed for 235 days at dayrate of $127k-$129k expected to commence in January 2014.
5	Hercules 260	250’ - ILC, TD	Democratic Republic of Congo	Perenco	106-108	198	04/01/14
6	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	379	09/29/14	ABS 5-year special survey scheduled for the second quarter 2014; estimated downtime of 90 days
					135-137	1,825	09/28/19
7	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	419	11/08/14	Estimated downtime of 14 days for UWILD in January 2014
					117-119	1,825	11/07/19
8	Hercules 266	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	116-118	806	11/30/15	Contract expiration between 9/30/15 and three years post commencement of contract (April 8, 2013) at discretion of customer.
9	Hercules 267	250' - ILC, TD	Gabon	Shipyard			09/30/13
			Angola	CABGOC	108-110	1,095	09/29/16	Received work visas. Scheduled to mobilize mid/late-September.
					Average (4)	832	days

10	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10
11	Hercules 258	250’ - MS, TD	Malaysia	Cold Stacked 10/12

(1)
Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” are actively marketed and may have a reduced number of crew, but require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)
Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and/or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)
Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

(4)	Average backlog per rig based on rigs available for hire and actively marketed.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
August 31, 2013

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
230-280	4	4	$56,906	78	63%	One vessel in for capital work in September and October and one vessel in drydock in September and October
170-215	6	6	39,516	169	91%	One vessel in for capital work in October, one vessel in drydock in September and October
140-150	4	4	14,981	93	75%	One vessel in for capital work in September
120-130	7	7	11,419	171	79%
105	3	2	10,230	62	100%
Total/Average	24	23	$26,347	573	80%

(1)	Actively marketed liftboats excludes one West Africa coldstacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend contracts, or enter into new contracts, when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.